UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018 (March 9, 2018)

Hallador Energy Company

(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2.8
1660 Lincoln Street, Suite 2700, Denver, Colorado	80264-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 839-5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2018, we issued a press release announcing the passing of Victor P. Stabio, our Chairman of the Board.  In succession, effective March 9, 2018, Brent K. Bilsland, our President and CEO, has been appointed to the additional roles of Chairman of the Board and Chair of the Executive Committee.

A copy of the press release is attached hereto as Exhibit 99 and incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99	Press Release dated March 9, 2018 Hallador Announces the Passing of Victor P. Stabio, Board Chairman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 14, 2018	By:	/s/Lawrence D. Martin
Lawrence D. Martin, CFO